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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated October 13, 1997, included in Costco Companies, Inc's Form 10-K for the year ended August 31, 1997, and to all references to our Firm included in this Registration Statement.

                                          ARTHUR ANDERSEN LLP

Seattle, Washington
November 12, 1997